January 4, 1999

                 QWEST COMPLETES ACQUISITION OF ICON CMT CORP.;
                  MERGER WILL BOOST RELATIONSHIP WITH MICROSOFT

DENVER - JAN. 4, 1999--Qwest Communications International Inc. announced today the completion of its acquisition of Icon CMT Corp., a leading Internet solutions provider. The merger boosts Qwest's relationship with Microsoft Corp., and marks a strategic milestone for Qwest's leadership developing broadband multimedia services.

Last month Qwest and Microsoft said that, beginning in the second quarter of 1999, they would deliver next-generation Internet-based broadband services to businesses to help maximize network resources, reduce costs, generate new sources of revenue and optimize the management of computing operations. The addition of Icon's sales channels, data centers and more than 400 IT professional staff will provide the additional resources necessary to support the development, integration and maintenance of advanced hosting services --including dedicated electronic commerce, Web application hosting, streaming media, managed software services and virtual private networking.

"Icon's solid reputation of helping businesses deploy Web-based applications compliments our efforts to drive the development of broadband applications and accelerate growth in the adoption of end-to-end Internet-based solutions," said Joseph P. Nacchio, president and CEO of Qwest.

Each outstanding share of Icon common stock will be exchanged for .3200 shares of Qwest common stock and cash in lieu of fractional shares. The exchange rate for each Icon share was determined by dividing $12 by $43.9693 -- the average of the daily volume weighted average of trading prices for Qwest common stock for the 15 consecutive trading day period ending on December 28, 1998.

Scott Baxter, Icon's CEO, will join Qwest and serve as president of Qwest Internet Solutions, a business unit, reporting to Lewis O. Wilks, president of Qwest's Internet and Multimedia Markets.

                                      # # #

Qwest Communications International Inc. (NASDAQ: QWST) is a leader in reliable and secure broadband Internet-based data, voice and image communications for businesses and consumers. Headquartered in Denver, Qwest has more than 8,000 employees and 80 sales offices in North America, Europe and Mexico. The Qwest Macro Capacity (SM) Fiber Network, designed with the newest optical networking, will span more than 18,500 route miles in the United States when it is completed in mid-1999. In addition, Qwest and KPN, the Dutch telecommunications company, have a venture to build and operate a high-capacity European fiber optic, Internet Protocol-based network in Europe that has 2,100 miles today and will span 9,100 miles when it is completed in 2002. Qwest also has completed a 1,500-mile network in Mexico.

                                      # # #

THIS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO THE DOCUMENTS FILED BY QWEST WITH THE SEC, SPECIFICALLY THE MOST RECENT REPORTS WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, INCLUDING POTENTIAL FLUCTUATIONS IN QUARTERLY RESULTS, DEPENDENCE ON NEW PRODUCT DEVELOPMENT, RAPID TECHNOLOGICAL AND MARKET CHANGE, FINANCIAL RISK MANAGEMENT AND FUTURE GROWTH SUBJECT TO RISKS. OTHER RISK FACTORS INCLUDE (A) OPERATING AND FINANCIAL RISKS RELATED TO MANAGING RAPID GROWTH, INTEGRATING ACQUIRED BUSINESSES AND SUSTAINING OPERATING CASH FLOW TO MEET ITS DEBT SERVICE REQUIREMENTS, MAKE CAPITAL EXPENDITURES AND FUND OPERATIONS, (B) QWEST'S ABILITY TO ACHIEVE YEAR 2000 COMPLIANCE AND (C) THE EXECUTION OF DEFINITIVE DOCUMENTATION. THESE CAUTIONARY STATEMENTS SHOULD BE CONSIDERED IN CONNECTION WITH ANY SUBSEQUENT WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS ISSUED BY QWEST
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CONFIRM ANALYSTS' EXPECTATIONS OR ESTIMATES OR TO RELEASE PUBLICLY ANY REVISIONS
TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE QWEST LOGO IS A REGISTERED TRADEMARK OF QWEST COMMUNICATIONS INTERNATIONAL INC. IN THE U.S. AND CERTAIN OTHER COUNTRIES.


Contact Information:

Media Contact:                      Investor Relation Contact:
Qwest Communications                Qwest Communications
Mike Tarpey                         Lee Wolfe
(303) 992-2277                      (800) 567-7296
michael.tarpey@qwest.net            IR@qwest.net